EXHIBIT 99.1

Brookfield and Qai Form $20 Billion Strategic Investment Partnership for AI Infrastructure

NEW YORK and DOHA, Qatar, Dec. 09, 2025 (GLOBE NEWSWIRE) -- Brookfield and Qai, Qatar’s AI company and a subsidiary of Qatar Investment Authority (QIA), today announced a strategic partnership to establish a $20 billion joint venture focused on artificial intelligence (“AI”) infrastructure in Qatar and select international markets.

Under the partnership, Brookfield and Qai will contribute capital and operating expertise to invest in AI infrastructure in Qatar, including the development of fully integrated AI facilities, to support the country’s rapidly expanding digital and AI ecosystem. The partnership will benefit from strategic support from the Government of Qatar to invest in the skills and supply chain needed to support the backbone of AI infrastructure and the adoption of AI throughout Qatar.

The $20 billion joint venture is expected to play a central role in supporting Qatar’s ambition to become a leading hub for AI services and infrastructure in the Middle East. An Integrated Compute center will expand regional access to high-performance compute and enable the deployment of trusted AI technologies across key sectors. Beyond Qatar, Brookfield and Qai will explore opportunities to co-develop and construct AI infrastructure in select international markets.

Brookfield and its partners plan to invest in this venture through the recently launched Brookfield Artificial Intelligence Infrastructure Fund (“BAIIF”). The strategic partnership with Qai will form a cornerstone of Brookfield’s global AI infrastructure program, which aims to mobilize up to $100 billion of total investment globally.

Mohammed Saif Al-Sowaidi, CEO of QIA, said: “QIA has been at the forefront of driving advancement though our AI investments. This joint venture is testament to QIA’s commitment to delivering both local and global impact. Leveraging on the long-term partnership we have with Brookfield, this JV will advance Qatar’s National Vision 2030 and help build a diversified, innovation-based economy for future generations.”

Abdulla Al-Misnad, Chairman of Qai, said: “This partnership with Brookfield marks an important milestone in Qatar’s journey to build world-class AI infrastructure and capabilities. By leveraging Brookfield’s expertise in developing and managing critical infrastructure alongside Qai’s mission to deliver trusted AI solutions, we are creating a robust platform to drive responsible AI adoption. This collaboration will not only attract investment and top-tier talent, but also strengthen Qatar’s position as a trusted hub for advanced digital technologies in the region and beyond.”

Bruce Flatt, CEO of Brookfield, commented: “We are thrilled to assist Qatar in establishing this investment in next generation AI and digital infrastructure alongside Qai. As our inaugural AI infrastructure investment in the Middle East, this partnership combines Qatar’s strategic vision with Brookfield’s global expertise in developing and operating large-scale, mission-critical infrastructure with global partners. Together, we look forward to building an integrated AI ecosystem that will accelerate innovation, deepen regional capability, and support the responsible deployment of advanced AI technologies across the Middle East.”

Media:	Investor Relations:
Simon Maine	Jason Fooks
Tel: +44 739 890 9278	Tel: (212) 417-2442
Email: simon.maine@brookfield.com	Email: jason.fooks@brookfield.com

Shveta Singh
Tel: +91 8655 487 023
Email: shveta.singh@brookfield.com

About QIA

Qatar Investment Authority (“QIA”) is the sovereign wealth fund of the State of Qatar. QIA was founded in 2005 to invest and manage the state reserve funds. QIA is among the largest and most active sovereign wealth funds globally. QIA invests across a wide range of asset classes and regions as well as in partnership with leading institutions around the world to build a global and diversified investment portfolio with a long-term perspective that can deliver sustainable returns and contribute to the prosperity of the State of Qatar.

Media Contact: media@qia.qa

About Qai

Qai is an artificial intelligence company headquartered in Qatar and a subsidiary of the Qatar Investment Authority (QIA). It develops, operates and invests in advanced AI infrastructure, technologies and systems to enable the deployment of secure and trusted technologies across key public and private sectors in Qatar, the MENA region and international markets. Working with global technology firms, leading research institutions and national partners, Qai delivers resilient, human-centric AI solutions that drive innovation and support economic diversification in line with Qatar National Vision 2030.

For more information, please visit www.trustqai.com

About Brookfield Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, renewable power and transition, private equity, real estate, and credit. We invest client capital for the long term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

For more information, please visit www.brookfield.com

Notice to Readers

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of Brookfield are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “target”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this news release include statements referring to the expected impacts of the strategic investment partnership with Qai.

Although Brookfield believes that such forward-looking statements are based upon reasonable estimates, beliefs and assumptions, certain factors, risks and uncertainties, which are described from time to time in our documents filed with the securities regulators in the United States and Canada, not presently known to Brookfield, or that Brookfield currently believes are not material, could cause actual results to differ materially from those contemplated or implied by forward-looking statements.

Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to us as of the date of this news release. Except as required by law, Brookfield undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.